Execution Version

    Eighth Amendment to Credit Agreement

This Eighth Amendment to Credit Agreement (this “Eighth Amendment”) dated as of May 24, 2024, is among Crescent Energy Finance LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

    Recitals

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, the Seventh Amendment to Credit Agreement, dated as of April 10, 2024, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Eighth Amendment refer to sections, exhibits and schedules of the Credit Agreement.
Section 2.Amendments to the Credit Agreement on the Eighth Amendment Effective Date. Subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section 2.
2.1Amendments to Section 1.1.
(a)The following definition is hereby amended and restated in its entirety to read as follows:

“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.
(b)Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“Eighth Amendment” shall mean that certain Eighth Amendment to Credit Agreement, dated as of May 24, 2024, among the Borrower, the Administrative Agent and the Lenders party thereto.
“Eighth Amendment Effective Date” has the meaning assigned to such term in the Eighth Amendment.
2.2Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by replacing the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Seventh Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2024 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000” contained therein with the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Eighth Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2024 Scheduled Redetermination, in an aggregate principal amount of up to $1,000,000,000”.
Section 3.Conditions Precedent to Eighth Amendment Effective Date. This Eighth Amendment shall become effective on the date (such date, the “Eighth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
3.1Amendment. The Administrative Agent shall have received from the Majority Lenders and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Persons.
3.2Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3No Event of Default. After giving effect to the terms of this Eighth Amendment, no Event of Default shall have occurred and be continuing as of the Eighth Amendment Effective Date.

The Administrative Agent is hereby authorized and directed to declare the Eighth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Eighth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 4.Miscellaneous.
4.1Confirmation.  The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the Eighth Amendment Effective Date.
4.2Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby: (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eighth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Default or Event of Default has occurred and is continuing.
4.3Counterparts.  This Eighth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
4.4No Oral Agreement.  This Eighth Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

4.5GOVERNING LAW.  THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.6Severability.  Any provision of this Eighth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.7Successors and Assigns.  This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.8Credit Document. This Eighth Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

GUARANTORS:

INDEPENDENCE MINERALS HOLDINGS LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO MINERALS LLC
CMP LEGACY CO. LLC
JAVELIN UINTA, LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
RENEE HOLDING GP LLC
CRESCENT CONVENTIONAL LLC
CMP VENTURE CO. LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

Name: Brandi Kendall
Title: Vice President

TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

COLT ADMIRAL A HOLDING L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

BRIDGE ENERGY LLC
BRIDGE ENERGY HOLDINGS LLC
JAVELIN OIL & GAS, LLC
SPRINGFIELD GS HOLDINGS LLC
JAVELIN EFA GP LLC
JAVELIN PALO VERDE GP LLC
RENEE C-I HOLDING AGENT CORP.
RENEE ACQUISITION LLC
NEWARK ACQUISITION GP I LLC
NEWARK HOLDING AGENT CORP.
JAVELIN MARKETING, LLC
JAVELIN EF GP LLC
EIGF MINERALS GP LLC
CONTANGO RESOURCES, LLC
CONTANGO ALTA INVESTMENTS, LLC
CONTANGO MIDSTREAM COMPANY, LLC
CONTARO COMPANY, LLC
JAVELIN VENTURECO LLC
FOURPASS ENERGY LLC
CONTANGO CRESCENT RENEE LLC
MADDEN ASSETCO LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EFA HOLDINGS LLC By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN PALO VERDE LP By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF AGGREGATOR L.P NEWARK C-I HOLDING L.P. JAVELIN PALO VERDE AGGREGATOR L.P. By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

Title: Authorized Person
INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CONTANGO CRESCENT VENTURECO I LLC
IE L MERGER SUB LLC
CONTANGO AGENTCO ONSHORE, INC.
[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

MADDEN AGENTCO INC.

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

EIGF MINERALS L.P. By: EIGF Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, L.P. By: Independence Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

VINE ROYALTY L.P. By: Vine Royalty GP LLC, its general partner

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

RENEE C-I HOLDING L.P. By: Renee Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender By: /s/ Paige Ebanks Name: Paige Ebanks Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Ajay Prakash Name: Ajay Prakash Title: Director

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ George McKean Name: George McKean Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Tracy Rahn Name: Tracy Rahn Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ Greg Krablin Name: Greg Krablin Title: Director

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Aaron McLean Name: Aaron McLean Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Cameron Breitenbach Name: Cameron Breitenbach Title: Director

[Signature Page to Crescent Energy Finance, LLC – Eighth Amendment to Credit Agreement]